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                                                                    EXHIBIT 31.1

               CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a),
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ronald Nutt, certify that:

1. I have reviewed this Annual Report amendment on Form 10-K/A of CTI Molecular Imaging, Inc. ("this report"); and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: January 28, 2004

                                              /s/ Ronald Nutt
                                        ----------------------------------------
                                        Ronald Nutt, Ph.D.
                                        President and Chief Executive Officer